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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 3, 1997
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                             BLYTH INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                    1-13026                   36-2984916
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     (State or other               (Commission               (IRS Employer
     jurisdiction of               File Number)           Identification No.)
      incorporation)



             100 Field Point Road, Greenwich, Connecticut 06830
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        (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code (203) 661-1926
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

    See Exhibit 99.1 attached hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c) Exhibits

        99.1             Press Release




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                                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BLYTH INDUSTRIES, INC.



Date: June 3, 1997                By: /s/ Bruce D. Kreiger
                                     -----------------------------------------
                                      Name:  Bruce D. Kreiger
                                      Title: Vice President &
                                             General Counsel


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